Exhibit 10.2

WAIVER

THIS WAIVER (this “Waiver”) is entered into as of May 10, 2011 and effective as of March 31, 2011 (the “Effective Date”), between DEEP DOWN, INC., a Nevada corporation (“Borrower”), and WHITNEY NATIONAL BANK, a national banking association (the “Lender”).  Capitalized terms used but not defined in this Waiver have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           Borrower and Lender entered into that certain Second Amendment to Amended and Restated Credit Agreement dated as of April 14, 2011, (as amended, restated or supplemented, the “Credit Amendment”).

B.           Borrower acknowledges it is in violation and not in compliance with certain covenants as set forth under Section 10 of the Credit Agreement as of the fiscal quarter ending March 31, 2011.

C.           Borrower has requested that the Lender waive such noncompliance.

D.           Lender is willing to agree to such waiver, on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

AGREEMENT

Section 1.                      As of the Effective Date, Lender hereby waives any Default under Sections 10.1 and 10.2 and 10.3 of the Credit Agreement for the fiscal quarter ending March 31, 2011.

Section 2.                      Representations and Warranties.  Borrower represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Waiver as though made on the date of this Waiver (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Waiver shall survive the execution and delivery of this Waiver.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Waiver.

Section 3.                      Miscellaneous.

(a)           No Waiver of Defaults.  Except as expressly set out above, this Waiver does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Waiver, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)           Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Waiver must be in form and substance satisfactory to Lender and its counsel.

(c)           Headings.  The headings and captions used in this Waiver are for convenience only and will not be deemed to limit, amplify or modify the terms of this Waiver, the Credit Agreement, or the other Loan Documents.

(d)           Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Waiver, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)           Successors and Assigns.  This Waiver shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)           Multiple Counterparts.  This Waiver may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Waiver may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)           Governing Law.  This Waiver and the other Loan Documents must be construed, and their performance enforced, under Texas law.

[Signatures are on the following page.]

The Waiver is executed as of the date set out in the preamble to this Waiver.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By:           /s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman & Chief Financial Officer

LENDER:

WHITNEY NATIONAL BANK,
a national banking association

By:       /s/ Paul W. Cole
Paul W. Cole
Vice President